AXA PREMIER VIP TRUST

SUPPLEMENT DATED JANUARY 31, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about proposed changes to the investment policies, including the 80% investment policies, of the Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio (collectively, the “Subject Multimanager Portfolios”). These changes are proposed in connection with the proposed conversion of the Subject Multimanager Portfolios to funds-of-funds as described below (each, a “Conversion” and collectively, the “Conversions”). The Conversions will also result in name changes and certain other changes, including changes to the principal investment strategies and risks and fees and expenses for the Subject Multimanager Portfolios.

Important Notice Regarding Change in Investment Policy

Information Regarding the Proposed Conversions of the Subject Multimanager Portfolios

On December 4, 2013, the Board of Trustees (“Board”) of the Trust approved the Conversion of each Subject Multimanager Portfolio to a fund-of-funds that will pursue its investment objective through investments in underlying proprietary and unaffiliated mutual funds (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”), similar to the Trust’s existing Charter Portfolios; and (b) a new Investment Management Agreement between the Trust, on behalf of each Subject Multimanager Portfolio, and FMG LLC. Subject to shareholder approval, as described below, the Conversions are expected to take place on or before April 30, 2014 (the “Conversion Date”). In connection with the Conversions, and effective on the Conversion Date, each Subject Multimanager Portfolio will change its investment policy to invest at least 80% of its assets in the type of investments indicated by its name as follows:

Current Name	Current Policy	Proposed Policy for Fund-of- Funds Portfolio
Multimanager Multi-Sector Bond Portfolio	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”).	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”).
Multimanager Small Cap Growth Portfolio	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies.	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies).

Current Name	Current Policy	Proposed Policy for Fund-of- Funds Portfolio
Multimanager Small Cap Value Portfolio	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- capitalization companies.	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies).

In addition, effective on or around the Conversion Date, the name of each Subject Multimanager Portfolio will be changed as follows:

Current Name	New Name
Multimanager Multi-Sector Bond Portfolio	CharterSM Multi-Sector Bond Portfolio
Multimanager Small Cap Growth Portfolio	CharterSM Small Cap Growth Portfolio
Multimanager Small Cap Value Portfolio	CharterSM Small Cap Value Portfolio

FMG LLC serves as the investment manager for the Subject Multimanager Portfolios and will continue to serve as the investment manager for these Portfolios after the Conversions. However, because the Portfolios will be converted to funds-of-funds, these Portfolios will no longer be sub-advised by one or more sub-advisers and the current sub-advisers to the Portfolios will be terminated on or before the Conversion Date. FMG LLC, as investment manager, will select the underlying investment options for these Portfolios.

The approval of the proposed Conversions and the new Investment Management Agreement between the Trust, on behalf of each Subject Multimanager Portfolio, and FMG LLC is subject to approval by the Subject Multimanager Portfolios’ shareholders. A special shareholder meeting of the Subject Multimanager Portfolios is anticipated to be held on or about April 10, 2014 to vote on these proposals. You may continue to purchase, redeem and exchange shares in each of the Subject Multimanager Portfolios (pending availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus dated May 1, 2013, as supplemented.

Additional information regarding the proposed Conversions and the new Investment Management Agreement, including the factors the Board of Trustees considered in deciding to approve the proposals, the changes to the principal investment strategies and risks, fees and expenses, will be sent to shareholders of each Subject Multimanager Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

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